Exhibit 10.1

EXECUTION COPY

OPTIONAL INCREASE AMENDMENT

OPTIONAL INCREASE AMENDMENT, dated as of January 14, 2004 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of July 8, 2002, as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”), among SIX FLAGS, INC., a Delaware corporation (“Parent”), SIX FLAGS OPERATIONS INC., a Delaware corporation (“Holdings”), SIX FLAGS THEME PARKS INC., a Delaware corporation (the “Primary Borrower”), the Foreign Subsidiary Borrowers from time to time parties to the Credit Agreement, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, THE BANK OF NEW YORK and BANK OF AMERICA, N.A., as Syndication Agents, CREDIT LYONNAIS, NEW YORK BRANCH, as Documentation Agent, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made loans and other extensions of credit to the Borrowers;

WHEREAS, the Primary Borrower has delivered an optional increase request, dated as of December 15, 2003 (the “Optional Increase Request”) to the Administrative Agent and the Lenders pursuant to Section 6.18 of the Credit Agreement;

WHEREAS, pursuant to such Optional Increase Request, the Primary Borrower has indicated its desire to increase the Tranche B Term Loan Facility by the making of additional Tranche B Term Loans (the “Incremental Tranche B Term Loans”) in an aggregate principal amount of $130,000,000;

WHEREAS, the Optional Term Loan Lenders parties hereto are willing to provide Incremental Tranche B Term Loans, on and subject to the terms and conditions set forth herein; and

WHEREAS, the Incremental Tranche B Term Loans comprise a portion of the Optional Term Loans contemplated by Section 6.18 of the Credit Agreement;

NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.                                AMENDMENTS TO THE CREDIT AGREEMENT. Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Incremental Tranche B Effective Date”:  the date on which each of the conditions precedent specified in the Optional Increase Amendment dated as of January 14, 2003 to this Agreement shall have been satisfied, which date shall be no later than January 23, 2003.

“Incremental Tranche B Term Loans”:  the Tranche B Term Loans contemplated by Section 6.18 of this Agreement made on the Incremental Tranche B Effective Date pursuant to Section 2.1(b) of this Agreement.

(b)                                 Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Lender Addendum”, “Tranche B Term Loan”, “Tranche B Term Loan Commitment” and “Tranche B Term Loan Percentage” in their respective entireties and substituting the following definitions in lieu thereof:

“Lender Addendum”:  with respect to any Lender, a Lender Addendum, substantially in the form of Exhibit J, to be executed and delivered by such Lender on the Amendment and Restatement Effective Date as provided in Section 13.17, or on the effective date of any Optional Increase Amendment delivered pursuant to Section 6.18(d).

“Tranche B Term Loan”:  the collective reference to (a) the term loans made on the Closing Date pursuant to Section 2.1 of the Existing Credit Agreement (of which an aggregate principal amount of $595,500,000 is outstanding on the Amendment and Restatement Effective Date), (b) the term loans made on the Amendment and Restatement Effective Date pursuant to Section 2.1(a) of this Agreement and (c) the term loans made on the Incremental Tranche B Effective Date pursuant to Section 2.1(b) of this Agreement.

“Tranche B Term Loan Commitment”:  as to any Lender, the obligation of such Lender, if any, to make a Tranche B Term Loan to the Primary Borrower hereunder in a principal amount not to exceed the amount set forth under the heading “Tranche B Term Loan Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The original aggregate amount of the Tranche B Term Loan Commitments on the Amendment and Restatement Effective Date is $4,500,000 and the original aggregate amount of the Tranche B Term Loan Commitments on the Incremental Tranche B Effective Date is $130,000,000.

“Tranche B Term Loan Percentage”:  as to any Lender at any time, the percentage which such Lender’s Tranche B Term Loan Commitment then constitutes of the sum of (a) the Tranche B Term Loans then outstanding and (b) the aggregate Tranche B Term Loan Commitments (or, at any time after the Amendment and Restatement Effective

Date (or, in the case of the Incremental Tranche B Term Loans, at any time after the Incremental Tranche B Effective Date), the percentage which the principal amount of such Lender’s Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of all Tranche B Term Loans then outstanding).

2.2                                 Amendment to Section 2.1 of the Credit Agreement. The first sentence of Section 2.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

Subject to the terms and conditions hereof, the Tranche B Term Loan Lenders severally agree to make Tranche B Term Loans to the Primary Borrower (a) on the Amendment and Restatement Effective Date in an amount for each Tranche B Term Loan Lender not to exceed the amount of the Tranche B Term Loan Commitment of such Lender on such date and (b) on the Incremental Tranche B Effective Date in an amount for each Tranche B Term Loan Lender not to exceed the Tranche B Term Loan Commitment of such Lender on such date.

2.3                                 Amendment to Section 2.2 of the Credit Agreement. Section 2.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.2.          Procedure for Tranche B Term Loan Borrowing.  The Primary Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to (a) the anticipated Amendment and Restatement Effective Date or (b) in the case of the Incremental Tranche B Term Loans, the anticipated Incremental Tranche B Effective Date, in each case requesting that the Tranche B Term Loan Lenders make the Tranche B Term Loans on the Amendment and Restatement Effective Date (or, in the case of the Incremental Tranche B Term Loans, on the Incremental Tranche B Effective Date) and specifying the amount to be borrowed.  The Tranche B Term Loans made on the Amendment and Restatement Effective Date shall initially be Base Rate Loans.  Upon receipt of such notice the Administrative Agent shall promptly notify each relevant Tranche B Term Loan Lender thereof.  Not later than 12:00 Noon, New York City time, on the Amendment and Restatement Effective Date (or, in the case of the Incremental Tranche B Term Loans, on the Incremental Tranche B Effective Date) each relevant Tranche B Term Loan Lender shall make available to the Administrative Agent at the relevant Funding Office an amount in immediately available funds equal to the Tranche B Term Loan to be made by such Lender on such date.  The Administrative Agent shall make available to the Primary Borrower the aggregate of the amounts made available to the Administrative Agent by the Tranche B Term Loan Lenders, in like funds as received by the Administrative Agent.

2.4                                 Amendment to Section 6.11(a) of the Credit Agreement. Section 6.11(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

Each borrowing (other than the borrowing of Incremental Tranche B Term Loans) by any Borrower from the Lenders hereunder, each payment by any Borrower on account of any commitment fee or Letter of Credit fee, and any reduction of the Commitments of the Lenders, shall be made pro rata according to the respective Tranche B Term Loan

Percentages, Multicurrency Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders.  Each borrowing by the Primary Borrower of the Incremental Tranche B Term Loans shall be made pro rata by the Lenders party to the Optional Increase Amendment dated as of January 14, 2003 based on their respective Tranche B Term Loan Commitments on the Incremental Tranche B Effective Date.  Each reduction of the Total Multicurrency Commitments shall be applied to the amounts of the scheduled reductions of the Total Multicurrency Commitments pursuant to Section 4.3 pro rata according to the outstanding amounts thereof.

SECTION 3.                                USE OF PROCEEDS. The proceeds of the Incremental Tranche B Term Loans made on the Incremental Tranche B Effective Date (as defined below) shall be used within 60 days after the Incremental Tranche B Effective Date to fund the redemption of all of the Parent’s 9-3/4% Senior Notes due 2007 and to pay accrued interest, fees and expenses related thereto.

SECTION 4.                                CONDITIONS PRECEDENT. This Amendment shall become effective as of the date on or prior to January 23, 2004 (the “Incremental Tranche B Effective Date”) when each of the conditions precedent set forth below shall have been fulfilled:

(a)                                  Amendment Documents. The Administrative Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of the Primary Borrower and the Administrative Agent, (ii) an Acknowledgment and Consent, substantially in the form of Exhibit B hereto, executed and delivered by a duly authorized officer of each Guarantor, (iii) a Lender Addendum, substantially in the form of Exhibit A hereto, executed and delivered by a duly authorized officer of each Lender providing Incremental Tranche B Term Loans, (iv) a Mortgage Amendment with respect to each Mortgage in effect on the Incremental Tranche B Effective Date, executed and delivered by a duly authorized officer of each party thereto, and (v) for the account of each Lender providing Incremental Tranche B Term Loans that so requests, a Note, substantially in the form of Exhibit G-1 to the Credit Agreement, evidencing the Incremental Tranche B Term Loan made by such Lender, conforming to the requirements of the Credit Agreement and executed and delivered by a duly authorized officer of the Primary Borrower.

(b)                                 Title Insurance, Surveys and Flood Insurance. The Administrative Agent shall have received, with respect to each Mortgaged Property, either (A) an endorsement to each mortgagee’s title insurance policy previously delivered to the Administrative Agent or (B) a binding marked up title commitment issued by First American Title Insurance Company of New York (either directly or through authorized agents) in substantially the same form as that previously delivered to the Administrative Agent subject to subsequently filed Permitted Liens and Dispositions and other transactions permitted under Section 10.4 of the Credit Agreement.  Each such endorsement or marked up title commitment shall (A) insure that the Mortgage insured by such existing policy or marked up title commitment, as amended by the relevant Mortgage Amendment, creates and continues to constitute a valid first Lien on the Mortgaged Property described in such Mortgage, subject only to Permitted Liens and such exceptions as were disclosed in such endorsement or marked up title and (B) modify the effective date of such policy or commitment to be no later than the date of recordation of the Mortgage Amendment.

The Administrative Agent shall have received evidence that all title insurance premiums, recording fees and applicable mortgage recording taxes have been paid.

(c)                                  Collateral. All necessary or, in the reasonable discretion of the Administrative Agent, advisable additional or amended collateral filings shall have been duly made or taken and all necessary or, in the reasonable discretion of the Administrative Agent, reasonably advisable duly executed and delivered amendments to the existing Security Documents shall have became effective.  On the Incremental Tranche B Effective Date there shall be no Liens on any of the Collateral, except for Liens permitted by Section 10.3 of the Credit Agreement.

(d)                                 Notice of Refinancing. The Parent shall have delivered to the trustee for the Parent’s 9-3/4% Senior Notes due 2007 irrevocable notice, in form and substance reasonably satisfactory to the Administrative Agent, that the Parent shall redeem such Senior Notes in full by the date that is no more than 60 days after the Incremental Tranche B Effective Date.

(e)                                  Approvals. All material Governmental Authority and third party approvals necessary or, in the reasonable discretion of the Administrative Agent, advisable to be obtained by Holdings or any of its Subsidiaries in connection with the Incremental Tranche B Term Loans and the continuing operations of the Loan Parties shall have been obtained and be in full force and effect as of the Incremental Tranche B Effective Date.

(f)                                    Compliance Certificate. The Administrative Agent shall have received a certificate of the Chief Financial Officer of Holdings, certifying that each of Holdings and its Subsidiaries are in pro forma compliance with the financial covenants set forth in Section 10.1 of the Credit Agreement for the fiscal quarter most recently ended for which financial statements are available after giving effect to the making of the Incremental Tranche B Term Loans (as if such Incremental Tranche B Term Loans had been made on the first day of the applicable period of four consecutive fiscal quarters) and the use of proceeds thereof.

(g)                                 Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Primary Borrower certifying that (i) the making of the Incremental Tranche B Term Loans will not violate the terms of the Indentures (other than the Indenture relating to the Parent’s 9-3/4% Senior Notes due 2007), (ii) no Default or Event of Default has occurred and is continuing as of the Incremental Tranche B Effective Date or will occur after giving effect to the making of the Incremental Tranche B Term Loans and the use of proceeds thereof for the purposes set forth in Section 3 hereof, (iii) since December 31, 2002 and except for matters disclosed by the Parent prior to the date hereof in the Parent’s public filings with the SEC, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect and (iv) the conditions set forth in Section 8.3 of the Credit Agreement are satisfied as of the Incremental Tranche B Effective Date.

(h)                                 Payment of Fees. The Lenders, the Administrative Agent and the Arranger shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Incremental Tranche B Effective Date.  All such amounts will be paid with proceeds of Incremental Tranche B Term Loans made on the

Incremental Tranche B Effective Date and will be reflected in the funding instructions given by the Primary Borrower to the Administrative Agent on or before the Incremental Tranche B Effective Date.

(i)                                     Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Incremental Tranche B Effective Date, substantially in the form of Exhibit C hereto, with appropriate insertions and attachments.

(j)                                     Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     the legal opinion of Nixon Peabody LLP, special counsel to the Parent, Holdings and its Subsidiaries, and

(ii)                                  the legal opinion of James Coughlin, Esq., general counsel of the Parent, Holdings and its Subsidiaries.

Each such legal opinion shall cover such matters relating to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require.

SECTION 5.                                REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Incremental Tranche B Effective Date, except as they may specifically relate to an earlier date.

SECTION 6.                                REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. On and after the Incremental Tranche B Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

SECTION 7.                                COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Primary Borrower and the Administrative Agent.

SECTION 8.                                PAYMENT OF EXPENSES. The Primary Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 9.                                GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

SIX FLAGS THEME PARKS INC.

By
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By
Name:
Title:

EXHIBIT A

FORM OF LENDER ADDENDUM

Reference is made to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among Six Flags, Inc., a Delaware corporation (“Parent”), Six Flags Operations Inc., a Delaware corporation (“Holdings”), Six Flags Theme Parks Inc. (the “Primary Borrower”), a Delaware corporation, each Foreign Subsidiary Borrower from time to time party thereto, the Lenders from time to time parties thereto, The Bank of New York and Bank of America, N.A., as Syndication Agents, Credit Lyonnais, New York Branch, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent.

Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Sections 6.18(d) and 13.17 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Tranche B Term Loan Commitment set forth in Schedule 1 hereto, effective as of the Incremental Tranche B Effective Date.

THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 14th day of January, 2004.

Name of Lender

By:
Name:
Title:

Accepted and agreed:

SIX FLAGS THEME PARKS INC.

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as
Administrative Agent

By:
Name:
Title:

Schedule 1

TRANCHE B TERM LOAN COMMITMENT AND NOTICE ADDRESS

1.	Name of Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

2.	Tranche B Term Loan Commitment:

EXHIBIT B

ACKNOWLEDGMENT AND CONSENT
TO THE OPTIONAL INCREASE AMENDMENT
TO THE AMENDED AND RESTATED CREDIT AGREEMENT

Reference is made to the Amended and Restated Credit Agreement described in the foregoing Optional Increase Amendment (the “Credit Agreement”; terms defined in the Credit Agreement and used in this Acknowledgement and Consent shall have the meanings given to such terms in the Credit Agreement).  Each of the undersigned Guarantors hereby consents to the foregoing Optional Increase Amendment and agrees and acknowledges that (i) the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement shall secure the Incremental Tranche B Term Loans made pursuant to the Credit Agreement, as modified by such Optional Increase Amendment, on a pari passu basis with all other Loans and Commitments under the Credit Agreement and (ii) all such guarantees and grants of security interests contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the foregoing Optional Increase Amendment and all prior modifications, if any, to the Credit Agreement.

(Rest of page left intentionally blank.)

SIX FLAGS, INC.

By:
James M. Coughlin
Vice President

SIX FLAGS OPERATIONS INC.

By:
James M. Coughlin
Vice President

SIX FLAGS THEME PARKS INC.

By:
James M. Coughlin
Vice President

ASTROWORLD GP LLC
ASTROWORLD LP LLC
AURORA CAMPGROUND, INC.
DARIEN LAKE THEME PARK AND CAMPING RESORT, INC.
ENCHANTED PARKS, INC.
FIESTA TEXAS, INC.
FRONTIER CITY PROPERTIES, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT ESCAPE HOLDING INC.
GREAT ESCAPE LLC
GREAT ESCAPE THEME PARK LLC
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
INDIANA PARKS, INC.
KKI, LLC
MWM HOLDINGS INC.
OHIO CAMPGROUNDS INC.
OHIO HOTEL LLC
PARK MANAGEMENT CORP.
PP DATA SERVICES INC.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
PREMIER PARKS OF COLORADO INC.
PREMIER WATERWORLD CONCORD INC.
PREMIER WATERWORLD SACRAMENTO INC.
RIVERSIDE PARK ENTERPRISES, INC.
SAN ANTONIO PARK GP, LLC
SFJ MANAGEMENT INC.
SFTP INC.
SFTP SAN ANTONIO GP, INC.
SFTP SAN ANTONIO, INC.
SFTP SAN ANTONIO II, INC
STUART AMUSEMENT COMPANY
TIERCO MARYLAND, INC.
TIERCO WATER PARK, INC.
WYANDOT LAKE, INC.

By:
James M. Coughlin
Vice President

SF SPLASHTOWN INC.
SF SPLASHTOWN GP INC.
SIX FLAGS EVENTS INC.
SIX FLAGS EVENTS HOLDING CORP.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS SERVICES OF MISSOURI, INC.

By:
James M. Coughlin
Vice President

ASTROWORLD LP

By: Astroworld GP LLC, its General Partner

By:
James M. Coughlin
Vice President

ELITCH GARDENS L.P.

By: Premier Parks of Colorado Inc., its General Partner

By:
James M. Coughlin
Vice President

FRONTIER CITY PARTNERS LIMITED PARTNERSHIP

By: Frontier City Properties, Inc., its General Partner

By:
James M. Coughlin
Vice President

HURRICANE HARBOR LP

By: Hurricane Harbor GP LLC, its General Partner

By:
James M. Coughlin
Vice President

SF PARTNERSHIP

By: Six Flags Theme Parks Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS SAN ANTONIO, L.P.

By: SFTP San Antonio GP, Inc., its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS SPLASHTOWN L.P.

By:	SF Splashtown GP Inc.,
its General Partner

By:
James M. Coughlin
Vice President

SIX FLAGS EVENTS L.P.

By:	Six Flags Events Inc.,
its General Partner

By:
James M. Coughlin
Vice President

SAN ANTONIO THEME PARK, L.P.

By:	San Antonio Park GP, LLC,
its General Partner

By:
James M. Coughlin
Vice President

EXHIBIT C

FORM OF CLOSING CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined therein being used herein as therein defined), among Six Flags, Inc., a Delaware corporation, Six Flags Operations Inc., a Delaware corporation, Six Flags Theme Parks Inc., a Delaware corporation (the “Primary Borrower”), each Foreign Subsidiary Borrower from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and Lehman Commercial Paper Inc., as administrative agent (in such capacity, the “Administrative Agent”).  Pursuant to Section 4(i) of the Optional Increase Amendment, dated as of January 14, 2003, between the Primary Borrower and the Administrative Agent, each of the officers (as specified below) of [Insert Name of Company], a                          [corporation/limited liability corporation/limited partnership] (the “Company”), does hereby certify in such capacity, as follows:

1.                                       The undersigned [Insert Officer’s Title] of the Company does hereby certify, in such capacity, as follows:

(a)                                  The representations and warranties of the Company set forth in each of the Loan Documents to which it is a party, or which are contained in any certificate furnished by or on behalf of the Company pursuant to any of the Loan Documents to which it is a party, are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

(b)                                 [Insert Name of [Assistant] Secretary] is the duly elected and qualified [Assistant] Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

(c)                                  No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Incremental Tranche B Term Loans to be made on the date hereof.

(d)                                 The conditions precedent set forth in Section 4 of the Optional Increase Amendment have been satisfied as of the Incremental Tranche B Effective Date, except to the extent waived or modified by the Lenders.

2.                                       The undersigned [Assistant] Secretary of the Company does hereby certify, in such capacity, the following:

(a)                                  There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred which is continuing and which has, or would reasonably be expected to have, a material adverse effect upon or to my knowledge which threatens the continued corporate existence of the Company.

(b)                                 The Company is a [corporation/limited liability company/limited partnership] duly [incorporated/formed], validly existing and in good standing under the laws of the jurisdiction of its organization.

(c)                                  Attached hereto as Annex 1 is a true and complete copy of [resolutions duly adopted by the [unanimous] written consent of the Board of Directors] [consents duly and [unanimously] granted by the [members]] of the Company on [                  ], 200[3/4]; such [resolutions] [consents] have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since [their adoption] [being granted] to and including the date hereof and are now in full force and effect and are the only [corporate] proceedings of the Company now in force relating to or affecting the matters referred to therein.

(d)                                 [Attached hereto as Annex 2 is a true and complete copy of the Certificate of [Incorporation] [Formation] of the Company as in effect on the date hereof, and such [certificate] has not been amended, repealed, modified or restated, except as set forth therein.]  [No amendments to the Certificate of [Incorporation] [Formation] of the Company have been adopted since the date of the most recent document which was attached as part of the Certificate of [Incorporation] [Formation] of the Company included as an Exhibit to the Closing Certificate of the Company delivered pursuant to Section 8.2(k) of the Credit Agreement in connection with the effectiveness of the Credit Agreement (the “Closing Certificate”).]

(e)                                  [Attached hereto as Annex 3 is a true and complete copy of the [By-Laws] [limited liability company agreement] of the Company as in effect on the date hereof and such [By-Laws] [limited liability company agreement] have not been amended, repealed, modified or restated, except as set forth therein.]  [No amendments to the [By-Laws] [limited liability company agreement] of the Company have been adopted since the date of the [By-Laws] [limited liability company agreement] included as an Exhibit to the Closing Certificate of the Company, and such [By-Laws] [limited liability company agreement] are in full force and effect on the date hereof.]

(f)                                    The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

2

Name	Office	Signature

(g)                                 Attached hereto as Annex 4 [Annex 2] is a copy of the certificate of good standing or valid subsistence (or equivalent) for the Company recently issued by the jurisdiction of its organization and by each jurisdiction where the Company is qualified to conduct business.

This Certificate, including Paragraph 2(f), may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

3

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name:	Name:
Title:	Title:

Date: January 14, 2004

4

ANNEX 1

[Resolutions] [Consents]

ANNEX 2

[Certificate of Incorporation] [Certificate of Formation]

ANNEX 3

[By-Laws] [Operating Agreement]

ANNEX 4

[Certificate of Good Standing]